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                                                                    Exhibit 21.1

                            LIST OF SUBSIDIARIES

The Jean Coutu Group (PJC) Inc. has the following subsidiaries:
     3090671 Nova Scotia Company, a Nova Scotia Corporation. 3090672 Nova Scotia Company, a Nova Scotia Corporation. Paterson's Pharmacies Ltd., an Ontario Corporation.
     RX Information Centre Ltd., a Quebec Corporation.
     Services Securivol Inc., a Quebec Corporation.
     The Jean Coutu Group (PJC) USA, Inc., a Delaware Corporation.

The Jean Coutu Group (PJC) USA Inc. has the following subsidiaries:
     Brooks Pharmacy, Inc., a Delaware Corporation.
     Maxi Drug, Inc., a Delaware Corporation.
     MC Woonsocket, Inc., a Rhode Island Corporation.
     P.J.C Distribution, Inc., a Delaware Corporation.
     P.J.C. Realty Co., Inc., a Delaware Corporation.
     PJC Lease Holdings, Inc., a Delaware Corporation.
     PJC of Cranston, Inc., a Rhode Island Corporation.
     PJC of East Providence, Inc., a Rhode Island Corporation.
     PJC of Massachusetts, Inc., a Massachusetts Corporation.
     PJC of Vermont, Inc., a Vermont Corporation.
     PJC of West Warwick, Inc., a Rhode Island Corporation.
     PJC Special Realty Holdings, Inc., a Delaware Corporation.
     PJC Realty N.E. LLC, a Delaware Corporation.

JCG Holdings (USA) Inc. has the following subsidiaries:
     Eckerd Corporation, a Delaware Corporation.
     Genovese Drug Stores, Inc., a Delaware Corporation.
     Thrift Drug Inc., a Delaware Corporation.
     Thrift Drug Services, Inc., a Delaware Corporation.

Jean Coutu Group Holdings (USA) LLC has the following subsidiaries:
     JCG Holdings (USA) LLC, a Delaware Corporation.

Eckerd Corporation has the following subsidiaries:
     Eckerd Fleet, Inc., a Florida Corporation.
     EDC Licensing, Inc., a Delaware Corporation.

MC Woonsocket has the following subsidiaries:
     PJC of Rhode Island, Inc., a Rhode Island Corporation.

Maxi Drug, Inc. has the following subsidiaries:
     Maxi Drug North, Inc., a Delaware Corporation.
     Maxi Green Inc., a Vermont Corporation.

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Maxi Drug North, Inc. and Maxi Drug, Inc. are the limited and general partners, respectively, of the following subsidiary:
     Maxi Drug South, L.P., a Delaware Corporation.

PJC Realty Co., Inc. has the following subsidiaries:
     PJC Realty MA, Inc., a Massachusetts Corporation.

PJC Special Realty Holdings, Inc. has the following subsidiaries
     PJC Arlington Realty LLC, a Delaware Corporation.
     PJC Dorchester Realty LLC, a Delaware Corporation.
     PJC Essex Realty LLC, a Delaware Corporation.
     PJC Haverhill Realty LLC, a Delaware Corporation.
     PJC Hyde Park Realty LLC, a Delaware Corporation.
     PJC Manchester Realty LLC, a Delaware Corporation.
     PJC Mansfield Realty LLC, a Delaware Corporation.
     PJC New London Realty LLC, a Delaware Corporation.
     PJC Norwich Realty LLC, a Delaware Corporation.
     PJC Peterborough Realty LLC, a Delaware Corporation.
     PJC Providence Realty LLC, a Delaware Corporation.
     PJC Revere Realty LLC, a Delaware Corporation.

Thrift Drug Inc. has the following subsidiaries:
     EDC Drug Stores, Inc., a North Carolina Corporation.

The following registrants have no subsidiaries:
3090671 Nova Scotia Company, a Nova Scotia Corporation.
3090672 Nova Scotia Company, a Nova Scotia Corporation.
Brooks Pharmacy, Inc., a Delaware Corporation.
Eckerd Fleet, Inc., a Florida Corporation.
EDC Drug Stores, Inc., a North Carolina Corporation.
EDC Licensing, Inc., a Delaware Corporation.
Genovese Drug Stores, Inc., a Delaware Corporation.
Maxi Drug South, L.P., a Delaware Corporation.
Maxi Green Inc., a Vermont Corporation.
P.J.C. Distribution, Inc., a Delaware Corporation.
Paterson's Pharmacies Ltd., an Ontario Corporation.
PJC Arlington Realty LLC, a Delaware Corporation.
PJC Dorchester Realty LLC, a Delaware Corporation.
PJC Essex Realty LLC, a Delaware Corporation.
PJC Haverhill Realty LLC, a Delaware Corporation.
PJC Hyde Park Realty LLC, a Delaware Corporation.
PJC Lease Holdings, Inc., a Delaware Corporation.
PJC Manchester Realty LLC, a Delaware Corporation.
PJC Mansfield Realty LLC, a Delaware Corporation.
PJC New London Realty LLC, a Delaware Corporation.
PJC Norwich Realty LLC, a Delaware Corporation.

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PJC of Cranston, Inc., a Rhode Island Corporation.
PJC of East Providence, Inc., a Rhode Island Corporation.
PJC of Massachusetts, Inc., a Massachusetts Corporation.
PJC of Rhode Island, Inc., a Rhode Island Corporation.
PJC of Vermont, Inc., a Vermont Corporation.
PJC of West Warwick, Inc., a Rhode Island Corporation.
PJC Peterborough Realty LLC, a Delaware Corporation.
PJC Providence Realty LLC, a Delaware Corporation.
PJC Realty MA, Inc., a Massachusetts Corporation.
PJC Realty N.E. LLC, a Delaware Corporation.
PJC Revere Realty LLC, a Delaware Corporation.
RX Information Centre Ltd., a Quebec Corporation.
Services Securivol Inc., a Quebec Corporation.
Thrift Drug Services, Inc., a Delaware Corporation.